EXHIBIT 99.1

CUSIP No. 92835K103

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, $0.10 par value per share, of Vishay Precision Group, Inc. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filing.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

Date:	March 10, 2017

GRIZZLYROCK INSTITUTIONAL VALUE PARTNERS, LP

By:	GrizzlyRock General Partner, LLC, its general partner

By:	/s/ Kyle Mowery
Kyle Mowery
Managing Member

GRIZZLYROCK CAPITAL, LLC

By	/s/ Kyle Mowery
Kyle Mowery
Managing Member

GRIZZLYROCK GENERAL PARTNER, LLC

By	/s/ Kyle Mowery
Kyle Mowery
Managing Member

/s/ Kyle Mowery
Kyle Mowery

CUSIP No. 92835K103

WHI GROWTH FUND Q.P., L.P.

By:	WV Growth Fund GP, LLC, its general partner
By:	WV Investors, LLC, its manager

By:	/s/ Adam B. Langsam
Adam B. Langsam
Manager

WV GROWTH FUND GP, LLC
By:	WV Investors, LLC, its manager

By:	/s/ Adam B. Langsam
Adam B. Langsam
Manager

VIVALDI CAPITAL MANAGEMENT, LLC

By:	/s/ Randal Golden
Randal Golden
Chief Financial Officer

WV INVESTORS, LLC

By:	/s/ Adam B. Langsam
Adam B. Langsam
Manager

WILLIAM HARRIS INVESTORS, INC.

By:	/s/ Marc D. Bassewitz
Marc D. Bassewitz
Vice President

VIVALDI HOLDINGS, LLC

By:	/s/ Randal Golden
Randal Golden
Chief Financial Officer

CUSIP No. 92835K103

VIVALDI ASSET MANAGEMENT, LLC

By:	/s/ Randal Golden
Randal Golden
Chief Financial Officer